AMENDMENT NO. 1 AND WAIVER , dated as of May 14, 2002

BY AND AMONG

(1)   BRANDPARTNERS, INC., a Delaware corporation ("BPG");

(2) WILLEY BROTHERS INC., a New Hampshire corporation ("WILLEY", and together with BPG, individually a "COMPANY" and collectively, the "COMPANIES"); and

(3) CORPORATE MEZZANINE II, L.P., a British Virgin Islands limited partnership ("CMII").

WHEREAS, the Company and the Purchasers are parties to a certain Subordinated Note and Warrant Purchase Agreement dated as of October 22, 2001 (the "ORIGINAL PURCHASE AGREEMENT" and as amended hereby, the "PURCHASE AGREEMENT") pursuant to which (i) Willey has issued and sold to CMII a subordinated promissory note (the "NOTE") in the original principal amount of $5,000,000 with a final maturity of October 22, 2008 and (ii) BPG has issued and sold to CMII certain warrants for the purchase of 450,000 shares of common stock of BPG; and

WHEREAS, Willey has requested that CMII amend the Original Purchase Agreement in certain respects and waive certain provisions of the Original Purchase Agreement as specified herein, and BPG has joined in the request, and

WHEREAS, CMII is willing to waive and amend certain provisions of the Original Purchase Agreement, but only on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Definitions. Capitalized terms used in this Agreement shall have the meanings given them in the Original Purchase Agreement unless otherwise defined herein.

      2. Acknowledgement of Defaults and Affirmation of Original Purchase Agreement.

            (a) Willey acknowledges that each of the Original Purchase Agreement and the Note is a valid and binding obligation of the Companies, in the case of the Original Purchase Agreement and of Willey, in the case of the Note, enforceable against the Companies or Willey, as the case may be, in accordance with its terms.

      3. Waiver.(a) Effective as of March 31, 2002, but subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, CMII waives compliance with the covenants set forth in Section 8.3(a), 8.3(b), 8.3(c) and 8.3(d) of the Original Purchase Agreement as at, or for the applicable period ending on, March 31, 2002. Anything herein to the contrary notwithstanding, CMII's waiver contained in this Section 3 only applies to the specific violations and provisions noted above and Willey is required to comply with the provisions noted above, as amended by this Agreement, at all times in the future.

            (b) CMII confirms that subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, CMII waives the application of the interest rate specified in Section 2(b) of the Note prior to the date hereof, it being agreed that prior to the date hereof the interest rate applicable to the Note shall be the rate specified in Section 2(a) of the Note.

      4. Amendments. (a) Section 8.3(a) of the Original Purchase Agreement is amended and restated as follows: "Willey shall maintain a ratio of Total Debt to EBITDA of less than or equal to 4.2:1 for the period of twelve trailing months ending on each fiscal quarter during the term of this Agreement."

            (b) Section 8.3(c) of the Original Purchase Agreement is amended and restated as follows: "Willey shall not permit the Interest Coverage Ratio for any period of four consecutive fiscal quarters ending on the last day of any fiscal quarter during the term of this Agreement to be less than 2.1:1."

      5. Conditions to Purchaser's Obligations. The amendments contained in
Section 4 hereof and the waiver contained in Section 3 hereof shall not become effective until the date (the "EFFECTIVE DATE") on which CMII shall have executed and delivered a counterpart of this Agreement and CMII shall have received a counterpart of this Agreement executed and delivered by each Company.

      6. Reimbursement of Expenses. Willey will pay all out-of-pocket expenses, costs and charges incurred by CMII (including reasonable fees and disbursements of counsel) in connection with the preparation and implementation of this Agreement, and all documents executed in connection herewith.

      7. Original Purchase Agreement and Note to Remain in Force. Except as specifically provided herein, the Original Purchase Agreement and the Note shall remain in full force and effect and are in all respects hereby ratified and affirmed. From and after the Effective Date, all references in the Purchase Agreement to "this Agreement", "hereof" or "herein" or the like, and all references in the other Transaction Documents to the Purchase Agreement, shall mean and refer to the Original Purchase Agreement as amended and waived hereby.

      8. Successors and Assigns. The Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

      9. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

      10. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      11. No Implied Waivers. No failure or delay on the part of CMII in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder or under the Original Purchase Agreement or the Note. No modification or waiver of any provisions of this Agreement shall in any event be effective unless the same shall be in writing and signed by CMII, and then such modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

      12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law other than Section 5-1401 of the General Obligations Law of the State of New York.

      13. Jurisdiction; WAIVER OF RIGHT TO JURY TRIAL. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the State of New York located in New York City or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER

HEREOF. EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS TRANSACTION, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS.

      14. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                  [Remainder of Page Left Intentionally Blank]

      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed all as of the day and year first above written.

BRANDPARTNERS GROUP, INC.



By: /s/
   -------------------------------------
    Name:
    Title:


WILLEY BROTHERS, INC.



By: /s/
   -------------------------------------
    Name:
    Title:


CORPORATE MEZZANINE II, L.P.



By: /s/
   -------------------------------------
    Name:
    Title:

AMENDMENT NO. 2 AND WAIVER , dated as of August 9, 2002 (this "AMENDMENT")

BY AND AMONG

(1)   BRANDPARTNERS, INC., a Delaware corporation ("BPG");

(2) WILLEY BROTHERS INC., a New Hampshire corporation ("WILLEY", and together with BPG, individually a "COMPANY" and collectively, the "COMPANIES"); and

(3) CORPORATE MEZZANINE II, L.P., a British Virgin Islands limited partnership ("CMII").

WHEREAS, the Companies and CMII are parties to a certain Subordinated Note and Warrant Purchase Agreement dated as of October 22, 2001 as amended by that certain Amendment No. 1 and Waiver dated as of May 14, 2002 (the "ORIGINAL PURCHASE AGREEMENT" and as amended hereby, the "PURCHASE AGREEMENT") pursuant to which (i) Willey has issued and sold to CMII a subordinated promissory note (the "NOTE") in the original principal amount of $5,000,000 with a final maturity of October 22, 2008 and (ii) BPG has issued and sold to CMII certain warrants for the purchase of 405,000 shares of common stock of BPG; and

WHEREAS, Willey has requested that CMII amend the Original Purchase Agreement in certain respects and waive certain provisions of the Original Purchase Agreement as specified herein, and BPG has joined in the request; and

WHEREAS, CMII is willing to waive and amend certain provisions of the Original Purchase Agreement, but only on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Definitions. Capitalized terms used in this Amendment shall have the meanings given them in the Original Purchase Agreement unless otherwise defined herein.

      2. Affirmation of Original Purchase Agreement. Willey acknowledges that each of the Original Purchase Agreement and the Note is a valid and binding obligation of the Companies, in the case of the Original Purchase Agreement and of Willey, in the case of the Note, enforceable against the Companies or Willey, as the case may be, in accordance with its terms.

      3. Waivers.

            (a) Effective as of June 30, 2002, CMII hereby waives compliance with the covenants set forth in Section 8.3(a), 8.3(b), 8.3(c) and 8.3(d) of the Original Purchase Agreement as at, or for the applicable period ending on, June 30, 2002.

            (b) CMII hereby waives compliance with the covenants set forth in
Section 8.3(a), 8.3(c) and 8.3(d) of the Original Purchase Agreement as at, or for the applicable periods ending on, September 30, 2002 and December 31, 2002.

            Anything herein to the contrary notwithstanding, (i) CMII's waivers contained in this Section 3 are subject to the satisfaction of the conditions set forth in Section 5 hereof, (ii) such waivers only apply to the specific violations and provisions noted above and (iii) Willey is required to comply with the provisions noted above, as amended by this Amendment, at all times in the future.

      4. Amendment. Section 8.3(b) of the Original Purchase Agreement is amended by adding the following phrase immediately prior to the period at the end of
Section 8.3(b): "; provided that at the end of the fiscal quarters ending on September 30, 2002 and December 31, 2002, respectively, Willey shall have a minimum EBITDA of not less than $1 for each such fiscal quarter".

      5. Conditions to CMII's Obligations. The amendment contained in Section 4 hereof and the waivers contained in Section 3 hereof (i) shall not become effective until the date (the "EFFECTIVE DATE") on which CMII shall have executed and delivered a counterpart of this Amendment and CMII shall have received a counterpart of this Amendment executed and delivered by each Company and (ii) shall remain in effect only so long as each of (x) the Senior Credit Agreement and (y) the Purchase Agreement shall remain in full force and effect.

      6. Reimbursement of Expenses. Willey will pay all out-of-pocket expenses, costs and charges incurred by CMII (including reasonable fees and disbursements of counsel) in connection with the preparation and implementation of this Amendment, and all documents executed in connection herewith.

      7. Senior Credit Agreement Amendment. Section 13 of the Third Amendment and Waiver Agreement to the Senior Credit Agreement dated as of March 29, 2002 (the "THIRD AMENDMENT"), provides certain restrictions on the ability of Willey to make payments of principal of and interest on the Notes. These provisions appear to conflict with the Subordination Agreement. This will confirm that CMII does not consent to the provisions of such section 13 to the extent such provisions are inconsistent with the Subordination Agreement. By signing below, Willey confirms and agrees that it will make payments under the Notes to the extent required by the terms of the Notes and permitted by the Subordination Agreement.

      8. Original Purchase Agreement and Note to Remain in Force. Except as specifically provided herein, the Original Purchase Agreement and the Note shall remain in full force and effect and are in all respects hereby ratified and affirmed. From and after the Effective Date, all references in the Purchase Agreement to "this Agreement", "hereof" or "herein" or the like, and all references in the other Transaction Documents to the Purchase Agreement, shall mean and refer to the Original Purchase Agreement as amended and waived hereby.

      8. Successors and Assigns. The Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

      9. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

      10. Headings. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      11. No Implied Waivers. No failure or delay on the part of CMII in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder or under the Original Purchase Agreement or the Note. No modification or waiver of any provisions of this Amendment shall in any event be effective unless the same shall be in writing and signed by CMII, and then such modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

      12. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law other than Section 5-1401 of the General Obligations Law of the State of New York.

      13. Jurisdiction; WAIVER OF RIGHT TO JURY TRIAL. Each party to this Amendment hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Amendment or any agreements or transactions contemplated hereby may be brought in the courts of the State of New York located in New York City or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AMENDMENT OR THE SUBJECT MATTER HEREOF. EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS TRANSACTION, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS.

      14. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed all as of the day and year first above written.

BRANDPARTNERS GROUP, INC.

By: /s/
   -------------------------------------
    Name:
    Title:


WILLEY BROTHERS, INC.

By: /s/
   -------------------------------------
    Name:
    Title:


CORPORATE MEZZANINE II, L.P.

By: /s/
   -------------------------------------
    Name:
    Title: